USA GROUP SECONDARY MARKET SERVICES, INC.
SMS Student Loan Trust 1998-A
QUARTERLY SERVICING REPORT
Interest Period May 26, 1998 through July 27, 1998 Collection Period May 1, 1998 through June 30, 1998


I. DEAL PARAMETERS

A. Total Student Loan Portfolio Outstanding       April 30, 1998           Activity           June 30, 1998
i. Portfolio Balance                              $ 579,395,357.38      $ (3,990,803.16)     $ 575,404,554.22

B. Other Portfolio Statistics                     April 30, 1998           Activity           June 30, 1998
i. Weighted Average Collateral Interest Rate            8.49%                0.03%                 8.52%
ii. Weighted Average Collateral Remaining Term        157.35                (0.03)               157.32
iii. Number of Loans                                  126,322               (1,117)              125,205
iv. Number of Accounts                                                                            77,581
v.  Average Account Size                                                                      $ 7,416.82


C. Notes and Certificates        CUSIP            Spread to Index       April 30, 1998        June 30, 1998
i Class A-1 Notes              784582AP3               0.04%                $ 150,000,000.00      $ 150,000,000.00
ii. Class A-2 Notes            784585AQ1               0.12%                $ 433,650,000.00      $ 433,650,000.00
iii. Subordinate Notes         784582AR9               0.27%                 $ 21,350,000.00       $ 21,350,000.00
iv. Total Note Balance                                                      $ 605,000,000.00      $ 605,000,000.00


D. Reserve Account                                April 30, 1998
i. Required Reserve Account Percentage                             0.250%
ii. Reserve Account Initial Deposit ($)                  $ 1,512,500.00
iii. Specified Reserve Account Balance                             0.125%
iv. Reserve Account Floor Amount ($)                       $ 756,250.00
v. Current Reserve Account Balance                       $ 1,512,500.00

E. Other Account Balances                         April 30, 1998
i. Collateral Reinvestment Account                               $ -
ii. Collections Account                                  $ 5,914,195.67


USA GROUP SECONDARY MARKET SERVICES, INC.
SMS Student Loan Trust 1998-A
QUARTERLY SERVICING REPORT
Interest Period May 26, 1998 through July 27, 1998 Collection Period May 1, 1998 through June 30, 1998

II. INPUTS FROM PREVIOUS QUARTERLY SERVICER REPORTS

(A) Total Outstanding Bond Balance                                                                            $605,000,000.00
(B) Total Bond Factor                                                                                                    1.00000000
(C) Pool Balance                                                                                              $575,404,554.22
(D) Pool Factor                                                                                                          0.99311212
(E) Senior Notes
      (i) Note Balance                                                                                        $583,650,000.00
      (ii) Note Pool Factor                                                                                              1.00000000
      (iii) Principal Shortfall                                                                                         $0.00
(F) Subordinate Notes
      (i) Note Balance                                                                                         $21,350,000.00
      (ii) Note Pool Factor                                                                                              1.00000000
      (iii) Principal Shortfall                                                                                         $0.00
(G) Cumulative  Defaults,  This Year                                                                                    $0.00
(H) Cumulative Defaults to Date                                                                                         $0.00
(I) Senior   Noteholders'   Interest  Carryover   Shortfall                                                             $0.00
(J) Senior Noteholders'  Interest T-Bill  Carryov(This  can only be paid  quarterly,  after
    parity has been reached.)                                                                                           $0.00
(K) Subordinate  Noteholders' Interest Carryover Shortfall                                                              $0.00
(L) Subordinate Noteholders' Interest T-Bill Ca(Thisecan only be paid  quarterly,  after  parity has been  reached.)    $0.00
(M) Draw from Current Period's  Collection  Account in Prior Periods                                                    $0.00
(N) Reserve Account Balance                                                                                     $1,512,500.00
(O) Collateral  Reinvestment Account Balance                                                                            $0.00
(P) Collections Account Balance                                                                                 $5,914,195.67



USA GROUP SECONDARY MARKET SERVICES, INC.
SMS Student Loan Trust 1998-A
QUARTERLY SERVICING REPORT
Interest Period May 26, 1998 through July 27, 1998 Collection Period May 1, 1998 through June 30, 1998

III. INPUTS FOR SERVICING, ADMININSTRATIVE AND CONSOLIDATION REBATE FEES

(A) Unpaid Servicing Fees (Monthly)                                                                                       $0.00
(B) Unpaid Administration Fees (Monthly)                                                                                  $0.00
(C) Unpaid Servicing Fee Shortfalls (Monthly)                                                                             $0.00
(D) Servicing Fees Accrued During Prior 2 months                                                                    $242,917.47
(E) Administration Fees Accrued During Prior 2 months                                                                $23,952.02
(F) Monthly Consolidation Loan Rebate Fee Accrued During Prior 2 months                                             $210,428.00

V. SERVICING FEE CALCULATION  -  Monthly, if Prior to July 2008 Quarterly Distribution

(A) Pool Balance as of the End of the Collection Period                                                         $575,404,554.22
(B) Maximum Servicing Fee Rate (annualized, as percentage of outstanding pool balance)                                     1.00%
(C) Maximum Servicing Fee Amount (IV(A)*IV(B)/12)                                                                   $479,503.80
(D) Servicing Cost (uncapped servicing fee)                                                                         $244,123.03
(E) Servicing Fee Due (MIN(IV(C),IV(D)))                                                                            $244,123.03
(F) Servicing Fee Shortfall (IV(D)-IV(E))                                                                                 $0.00


USA GROUP SECONDARY MARKET SERVICES, INC.
SMS Student Loan Trust 1998-A
QUARTERLY SERVICING REPORT
Interest Period May 26, 1998 through July 27, 1998 Collection Period May 1, 1998 through June 30, 1998


IV. INTEREST RATE CALCULATION

Determination of Net Expected Interest Collections
(A) Leap Year?                                                                                             No
(B) Days in Year                                                                                          365
(C) Actual Days in Interest Period                                                                         63
(D) Borrower Interest Accrued During Collection Period                                             $6,845,806.87
(E) Interest Subsidy Payments Accrued During Collection Period                                       $646,826.52
(F) SAP Accrued During Collection Period                                                              $49,572.14
(G) Reinvestment Earnings Accrued During Collection Period (VIII(A+B+C))                              $78,676.32
(H) Origination Fees Accrued During Collection Period (VIII(E))                                          $687.45
(I) Servicing and Administration Fees Accrued During Collection Period (III(D)+V(D)+VIII(D))         $487,040.50
(J) Monthly Consolidation Loan Rebate Fee Accrued During Collection Period                           $420,757.00
(K) Net Trust Swap Receipts                                                                                $0.00
(L) Net Trust Swap Payments                                                                           $91,605.66
(M) Subordinate Note Insurance Policy Premium                                                              $0.00
(K) Net Expected Interest Collections (IV(D+E+F+G-H-I-J+K-L-M))                                    $6,572,864.03

(L) Adjusted Student Loan Rate ((IV(B)/IV(C))*IV(K)/(II(A))                                             6.29436%

(M) Interest Period Index Value - 3 Month LIBOR                                                         5.69922%

      Class of Debt           Index Value             Spread            Stated Coupon       Adjusted Coupon        $ Interest
        Class A-1               5.69922%               0.04%               5.73922%            5.73922%            $1,506,545.25
        Class A-2               5.69922%               0.12%               5.81922%            5.81922%            $4,416,133.32
       Subordinate              5.69922%               0.27%               5.96922%            5.96922%              $223,024.98

USA GROUP SECONDARY MARKET SERVICES, INC.
SMS Student Loan Trust 1998-A
QUARTERLY SERVICING REPORT
Interest Period May 26, 1998 through July 27, 1998 Collection Period May 1, 1998 through June 30, 1998

VARIOUS INPUTS

VI. Cash Inputs
(A) Total Interest Collections (Including Liquidations, Not Including Recoveries)                                  $4,856,079.94
(B) Total Principal Collections (Including Liquidations and Repurchased Contracts, Not Including Recoveries)      $10,915,665.97
(C) SAP                                                                                                                    $0.00
(D) Subsidy Payments                                                                                                       $0.00
(E) Recoveries (Principal and Interest) and Other Charges                                                                  $0.00

VII. Other Servicer Inputs
(A) Accrued Interest to be Capitalized
      (i) Beginning Accrued Interest                                                               $4,978,539.20
      (ii) Beginning Accrued Interest for Purchased (New and Serial) Loans                           $229,863.74
      (iii) Negative Amortization                                                                  $2,190,299.27
      (iv) Ending Accrued Interest                                                                 $4,505,715.07
      (v) Accrued Interest to be Capitalized (-i-ii+iii+iv)                                                         $1,487,611.40
(B) New Loans
      (i) Outstanding Balance                                                                                               $0.00
      (ii) Purchase Premium                                                                                                 $0.00
(C) Serial Loans
      (i) Outstanding Balance                                                                                       $4,501,633.03
      (ii) Purchase Premium                                                                                           $112,540.83
(D) Consolidation Loans                                                                                               $137,489.05

VIII. Inputs from Other Sources
(A) Collection Account Investment Income                                                                               $42,074.69
(B) Reserve Account Investment Income                                                                                   $7,678.74
(C) Collateral Reinvestment Account Investment Income                                                                  $28,922.89
(D) Administration Fee                                                                                                 $47,927.21
(E) Loan Origination Fees                                                                                                 $687.45
(F) Draw from Collection Account of Subsequent Monthly Collections                                                          $0.00
(G) Transfer from Collection Account to the Collateral Reinvestment Account                                        $10,915,665.97
(H) Draw from Collateral Reinvestment Account for Accrued Interest (VII(A)(v))                                      $1,487,611.40
(I) Unpaid Purchase Premium Amounts                                                                                         $0.00

USA GROUP SECONDARY MARKET SERVICES, INC.
SMS Student Loan Trust 1998-A
QUARTERLY SERVICING REPORT
Interest Period May 26, 1998 through July 27, 1998 Collection Period May 1, 1998 through June 30, 1998

FLOW OF PRINCIPAL AND LOSSES

IX. Quarterly Flow of Loan Principal
(A) Student Loan Principal Collections
      (i) Regular Principal Collections                                                           $10,820,354.46
      (ii) Principal Collections from Guarantors                                                      $65,725.57
      (iv) Loan Principal Repurchased by SMS                                                          $29,585.94
      (v) Loan Principal Repurchased by Servicer                                                           $0.00
      (vi) Total Principal Collections (i+ii+iii+iv+v)                                            $10,915,665.97    $10,915,665.97
(B) Student Loan Principal Additions
      (i) New Loan Additions                                                                               $0.00
      (ii) Serial Loan Additions                                                                   $4,501,633.03
      (iii) Consolidation Loan Additions                                                             $137,489.05
      (iv) Total Principal Additions (i+ii+iii)                                                    $4,639,122.08     $4,639,122.08
(C) Non-Cash Principal Adjustments
      (i) Realized Losses                                                                                 $56.96
      (ii) Waived Principal/Other Adjustments                                                       ($798,186.29)
      (iii) Total Non-Cash Principal Adjustments (i+ii)                                                               ($798,129.33)
(D)  Accrued  Interest  to be  Capitalized  (VII(A)(v))  $1,487,611.40  (E)  Net
Reduction/(Increase)       in      Student      Loan      Principal      Balance
(IX(A(vi)-B(iv)+C(iii)-D)) $3,990,803.16

X. QUARTERLY UNINSURED LOSS AND RECOVERIES REPORTING
(A) Realized Losses
      (i) Principal Amount (IX(C(i)))                                                                     $56.96
      (ii) Interest Amount                                                                                $93.24
      (iii) Total Realized Losses (i+ii)                                                                                   $150.20
(B) Defaults This Quarter                                                                                               $67,320.44
(C) Current Year's Cumulative Defaults (II(G)+X(B))                                                                     $67,320.44
(D) Cumulative Defaults to Date (II(H)+X(B))                                                                            $67,320.44


USA GROUP SECONDARY MARKET SERVICES, INC.
SMS Student Loan Trust 1998-A
QUARTERLY SERVICING REPORT
Interest Period May 26, 1998 through July 27, 1998 Collection Period May 1, 1998 through June 30, 1998

XI. PORTFOLIO CHARACTERISTICS


                              Weighted Avg. Coupon   # of Loans        % of Total       Principal Amount        % of Total
                                 06/30/98               06/30/98          06/30/98               06/30/98          06/30/98
In-School                          7.742%                  2,944            2.351%           7,871,974.71            1.368%
In-Grace                           7.744%                  5,514            4.404%          15,110,647.77            2.626%
Total Interim                                              8,458            6.755%          22,982,622.48            3.994%
Current Repayment                  8.565%                80,698            64.453%         361,929,863.00           62.900%
31-60 Days Delinquent              8.622%                  5,737            4.582%          25,839,312.27            4.491%
61-90 Days Delinquent              8.550%                  3,658            2.922%          16,223,592.10            2.820%
91-120 Days Delinquent             8.524%                  2,423            1.935%          11,334,881.62            1.970%
120+ Days Delinquent               8.559%                  2,662            2.126%          10,979,814.37            1.908%
Deferment                          8.247%                  7,402            5.912%          33,730,900.55            5.862%
Forbearance                        8.614%                14,167            11.315%          92,383,567.83           16.055%
Total Repayment                                        116,747             93.245%         552,421,931.74           96.006%
Claims in Process                  0.000%                   0.000%          0.000%                   0.00            0.000%
Aged Claims Rejected               0.000%                   0.000%          0.000%                   0.00            0.000%
Grand Total                        8.523%              125,205            100.000%         575,404,554.22          100.000%


USA GROUP SECONDARY MARKET SERVICES, INC.
SMS Student Loan Trust 1998-A
QUARTERLY SERVICING REPORT
Interest Period May 26, 1998 through July 27, 1998 Collection Period May 1, 1998 through June 30, 1998

XI. PORTFOLIO CHARACTERISTICS


                                  FOUR YEAR SCHOOLS                       TWO YEAR SCHOOLS
                        GSL-Sub GSL-UnsuPLUS     SLS   Consol  GSL-Sub GSL-UnsubPLUS    SLS   Consol
In-School                0.59%  0.28%   0.00%   0.00%   0.00%   0.06%   0.03%   0.00%  0.00%   0.00%
In-Grace                 1.04%  0.54%   0.00%   0.00%   0.00%   0.07%   0.03%   0.00%  0.00%   0.00%
Total Interim            1.63%  0.82%   0.00%   0.00%   0.00%   0.13%   0.07%   0.00%  0.00%   0.00%
Current Repayment       11.40%  4.68%   5.26%   0.27%  27.03%   0.72%   0.37%   0.41%  0.03%   0.00%
31-60 Days Delinquent    0.53%  0.18%   0.24%   0.02%   2.26%   0.07%   0.03%   0.02%  0.00%   0.00%
61-90 Days Delinquent    0.32%  0.15%   0.08%   0.01%   1.39%   0.05%   0.02%   0.01%  0.01%   0.00%
91-120 Days Delinqent    0.31%  0.19%   0.03%   0.02%   0.99%   0.06%   0.03%   0.00%  0.00%   0.00%
120+ Days Delinquent     0.25%  0.11%   0.05%   0.03%   0.84%   0.06%   0.03%   0.01%  0.00%   0.00%
Deferment                2.49%  0.41%   0.11%   0.03%   2.02%   0.11%   0.04%   0.01%  0.00%   0.00%
Forbearance              1.95%  0.86%   0.36%   0.08%  10.13%   0.22%   0.10%   0.02%  0.01%   0.00%
Total Repayment         17.26%  6.58%   6.14%   0.45%  44.66%   1.27%   0.61%   0.48%  0.04%   0.00%
Claims in Process        0.00%  0.00%   0.00%   0.00%   0.00%   0.00%   0.00%   0.00%  0.00%   0.00%
Aged Claims Reject       0.00%  0.00%   0.00%   0.00%   0.00%   0.00%   0.00%   0.00%  0.00%   0.00%
Grand Total             18.88%  7.40%   6.14%   0.45%  44.66%   1.40%   0.68%   0.48%  0.04%   0.00%

                                 TECHNICAL SCHOOLS                             OTHER
                        GSL-Sub GSL-UnsubPLUS     SLS   Consol GSL-Sub GSL-UnsubPLUS     SLS   Consol
In-School                0.20%   0.19%   0.00%   0.00%  0.00%   0.02%   0.00%   0.00%   0.00%   0.00%
In-Grace                 0.39%   0.31%   0.00%   0.00%  0.00%   0.14%   0.11%   0.00%   0.00%   0.00%
Total Interim            0.59%   0.49%   0.00%   0.00%  0.00%   0.16%   0.11%   0.00%   0.00%   0.00%
Current Repayment        5.63%   3.17%   3.58%   0.19%  0.00%   0.10%   0.04%   0.03%   0.01%   0.00%
31-60 Days Delinquent    0.53%   0.33%   0.22%   0.02%  0.00%   0.02%   0.01%   0.00%   0.00%   0.00%
61-90 Days Delinquent    0.39%   0.26%   0.11%   0.01%  0.00%   0.01%   0.00%   0.00%   0.00%   0.00%
91-120 Days Delinqent    0.16%   0.11%   0.04%   0.02%  0.00%   0.01%   0.01%   0.00%   0.01%   0.00%
120+ Days Delinquent     0.24%   0.19%   0.07%   0.02%  0.00%   0.01%   0.01%   0.00%   0.00%   0.00%
Deferment                0.44%   0.15%   0.03%   0.01%  0.00%   0.02%   0.01%   0.00%   0.00%   0.00%
Forbearance              1.19%   0.83%   0.22%   0.03%  0.00%   0.02%   0.02%   0.00%   0.00%   0.00%
Total Repayment          8.58%   5.04%   4.27%   0.31%  0.00%   0.19%   0.10%   0.04%   0.01%   0.00%
Claims in Process        0.00%   0.00%   0.00%   0.00%  0.00%   0.00%   0.00%   0.00%   0.00%   0.00%
Aged Claims Reject       0.00%   0.00%   0.00%   0.00%  0.00%   0.00%   0.00%   0.00%   0.00%   0.00%
Grand Total              9.18%   5.53%   4.27%   0.31%  0.00%   0.34%   0.20%   0.04%   0.01%   0.00%






                         Four Year Two Year  Technical
                         Schools   Schools   Schools   Other   Total
 In-School                0.87%     0.09%     0.39%     0.02%   1.37%
 In-Grace                 1.58%     0.11%     0.70%     0.25%   2.63%
 Total Interim            2.45%     0.20%     1.09%     0.26%   3.99%
 Current Repayment       48.64%     1.53%    12.58%     0.17%  62.92%
 31-60 Days Delinquent    3.23%     0.12%     1.10%     0.03%   4.49%
 61-90 Days Delinquent    1.95%     0.08%     0.77%     0.01%   2.81%
 91-120 Days Delinquent   1.54%     0.09%     0.32%     0.02%   1.97%
 120+ Days Delinquent     1.27%     0.09%     0.52%     0.03%   1.90%
 Deferment                5.07%     0.15%     0.62%     0.03%   5.87%
 Forbearance             13.38%     0.35%     2.28%     0.05%  16.05%
 Total Repayment         75.08%     2.40%    18.20%     0.33%  96.01%
 Claims in Process        0.00%     0.00%     0.00%     0.00%   0.00%
 Aged Claims Rejected     0.00%     0.00%     0.00%     0.00%   0.00%
 Grand Total             77.53%     2.59%    19.28%     0.59% 100.00%

USA GROUP SECONDARY MARKET SERVICES, INC.
SMS Student Loan Trust 1998-A
QUARTERLY SERVICING REPORT
Interest Period May 26, 1998 through July 27, 1998 Collection Period May 1, 1998 through June 30, 1998

QUARTERLY CASH AVAILABLE AND PRINCIPAL DISTRIBUTION TRIGGERS

SUMMARY OF QUARTERLY CASH GENERATION AND USAGE
(A-Balance) Existing Cash in Collections Account                                                                       $5,914,195.67
(A) Total Interest Collections  (Including Liquidations, Not Including Recoveries) (VI(A))                             $4,856,079.94
(B) Total Principal Collections (Including Liquidations and Repurchased Contracts, Not Including Recoveries) (VI(B))  $10,915,665.97
(C) SAP (VI(C))                                                                                                                $0.00
(D) Subsidy Payments (VI(D))                                                                                                   $0.00
(E) Proceeds of Recoveries (VI(E))                                                                                             $0.00
(F) Draw from the Collateral Reinvestment Account for Accrued Interest (VIII(H))                                       $1,487,611.40
(G) Investment Earnings (VIII(A+B+C))                                                                                     $78,676.32
(H) Draw from Current Period's Collection Account in Prior Periods (II(M))                                                     $0.00
(I) Monthly Consolidation Loan Rebate Fee for Quarter (IV(J))                                                            $420,757.00
(J) Transfer from Collection Account to the Collateral Reinvestment Account (VIII(G))                                 $10,915,665.97
(K) Required Distributions
      (i) Servicing Fee Due                                                                             $487,040.50
      (ii) Administrative Fee Due                                                                             $0.00
      (iii) Class A-1 Noteholders' Interest Distribution Amount [Pro-Rata with (iv) and (v)]          $1,506,545.25
      (iv) Class A-2 Noteholders' Interest Distribution Amount [Pro-Rata with (iii) and (v)]          $4,416,133.32
      (v) Net Trust Swap Payment [Pro-Rata with (iii) and (iv)] [Receipt expressed as a Negative]        $91,605.66
      (vi) Subordinate Note Insurance Policy Premium                                                          $0.00
      (vii) Subordinate Noteholders' Interest Distribution Amount                                       $223,024.98
      (viii) Principal Distribution Amount (to Senior Noteholders until paid-off, then to Sub. Noteholders)   $0.00
      (vii) Total Required Distributions (i+ii+iii+iv+v+vi+vii+viii)                                                   $6,724,349.71
(L) Use of Existing Collections Account / Transfer from Collateral Reinvestment Account for Increase in Available Funds        $0.00
      MIN(MIN(II(N),(MIN(0,(A(ABalance+A+B+C+D+E+F+G-H-I-J-K)))*-1))),F(A+B+C+D+E+F+G),0)
(M) Draw From Reserve Fund due to Insufficient Cash Available                                                                  $0.00
      MIN(MIN(II(N),(MIN(0,(A(ABalance+A+B+C+D+E+F+G-H-I-J-K)))*-1)))-A(L),0)
(N) Draw from Collection Account of Subsequent Monthly Collections (VIII(F))                                                   $0.00
(O) Total Amount Available for Distributions (A(ABalance+A+B+C+D+E+F+G-H-I-J+M+N))                                    $11,915,806.33

EARLY AMORTIZATION EVENT TRIGGERS                                                                                  (Yes = 1, No = 0)
(A) Has an Event of Default occurred under the Indenture?                                                                         0
(B) Has a Servicer Default occurred under the Servicing Agreement?                                                                0
(C) Has an Administrator Default occurred under the Administration Agreement?                                                     0
(D) Has an event of insolvency occurred with respect to the Seller?                                                               0
(E) Has the Trust become subject to registration as an investment company under the
      Investment Company Act of 1940?                                                                                             0
(F) Has the percentage by principal balance of proprietary or vocational school loans
      exceeded 30% of the Pool Balance?                                                                                           0
      (i) Principal balance of proprietary or vocational school loans                               $129,371,971.30
      (ii) Percentage of proprietary or vocational school loans                                               22.48%
(G) Has the  percentage  by principal  balance of student loans which are not in repayment
      and are not eligible for subsidy exceeded 40% of the Pool Balance?                                                          0
      (i) Principal balance of student loans which are not in repayment and are not eligible for subs$14,993,903.00
      (ii) Percentage of student loans which are not in repayment and are not eligible for subsidy             2.61%
(H) Has the Excess Spread for this Quarterly  Payment Date and for the preceding
Quarterly Payment
      Date fallen below 1%?  (Not applicable for the first Quarterly Payment Date)                                                0
(I) Arithmetic average of the Delinquency Percentage as of the end of two successive collection
      periods exceeds 20%                                                                                                         0
(J) Has an Early Amortization Event occured?                        0                             No. The Revolving Period continues

DETERMINATION OF PRINCIPAL DISTRIBUTION AMOUNT
(A) Revolving Period? (Yes = 1,No = 0)                                                                                             1
(B) Required Principal Distribution Amount                                                                                     $0.00

USA GROUP SECONDARY MARKET SERVICES, INC.
SMS Student Loan Trust 1998-A
QUARTERLY SERVICING REPORT
Interest Period May 26, 1998 through July 27, 1998 Collection Period May 1, 1998 through June 30, 1998

DISTRIBUTIONS

DISTRIBUTIONS OF CASH
(A) Servicing Fee
      (i) Servicing Fee Due                                                                         $487,040.50
      (ii) Servicing Fee Paid                                                                       $487,040.50
      (iii) Unpaid Servicing Fee (i-ii)                                                                   $0.00
(B) Administration Fee
      (i) Administration Fee Due (VIII(D)+III(B)                                                     $47,927.21
      (ii) Administration Fee Paid                                                                   $47,927.21
      (iii) Unpaid Administration Fee (i-ii)                                                              $0.00
(C) Senior Note Interest and Net Trust Swap Payments
      (i) Class A-1 Noteholders' Interest Distribution Amount [Pro-Rata]                                             $1,506,545.25
      (ii) Class A-2 Noteholders' Interest Distribution Amount [Pro-Rata]                                            $4,416,133.32
      (ii) Net Trust Swap Payment [Pro-Rata]                                                                            $91,605.66
      (ii) Senior Note Interest and Net Trust Swap Payments Paid                                                     $6,014,284.23
      (iii) Senior Note Interest Carryover Shortfall (i-ii)                                                                  $0.00
      (iv) Senior Note Interest T-Bill Carryover Shortfall                                                                   $0.00
(D) Subordinate Note Insurance Policy Premium
      (i) Subordinate Note Insurance Policy Premium                                                                          $0.00
      (ii) Subordinate Note Insurance Policy Premium Paid                                                                    $0.00
      (iii) Unpaid Subordinate Note Insurance Policy Premium                                                                 $0.00
(E) Subordinate Note Interest
      (i) Subordinate Noteholders' Interest Distribution Amount ((II(F)(i)+II(K))*IV(P)*IV(C)/IV(B))                   $223,024.98
      (ii) Subordinate Note Interest Paid                                                                               223,024.98
      (iii) Subordinate Note Interest Carryover Shortfall (i-ii)                                                             $0.00
      (iv) Subordinate Note Interest T-Bill Carryover Shortfall                                                              $0.00
(F) Senior Note Principal
      (i) Class A-1 Note Principal Due                                                                                       $0.00
      (ii) Class A-1 Note Principal Paid                                                                                     $0.00
      (iii) Class A-1 Note Principal Shortfall                                                                               $0.00
      (iv) Class A-2 Note Principal Due                                                                                      $0.00
      (v) Class A-2 Note Principal Paid                                                                                      $0.00
      (vi) Class A-2 Note Principal Shortfall                                                                                $0.00
(G) Subordinate Note Principal
      (i) Subordinate Notes Principal Due                                                                                    $0.00
      (ii) Subordinate Notes Principal Paid                                                                                  $0.00
      (iii) Subordinate Notes Principal Shortfall (i-ii)                                                                     $0.00
(H) Purchase Premium
      (i) Purchase Premium Amounts Due                                                                                       $0.00
      (ii) Purchase Premium Amounts Paid                                                                                     $0.00
      (iii) Unpaid Purchase Premium Amounts                                                                                  $0.00
(I) "Turbo" Principal
      (i) Class A-1 Note Principal                                                                        $0.00
      (ii) Class A-2 Note Principal                                                                       $0.00
      (iii) Subordinate Note Principal                                                                    $0.00
      (iv) Total "Turbo" Principal                                                                                           $0.00
(J) Senior Note Interest T-Bill Carryover
      (i) Senior Note Interest T-Bill Carryover Due                                                                          $0.00
      (ii) Senior Interest T-Bill Carryover Paid                                                                             $0.00
      (iii) Senior Note Interest T-Bill Carryover Shortfall (i-ii)                                                           $0.00
(K) Subordinate Note Interest T-Bill Carryover
      (i) Subordinate Note Interest T-Bill Carryover Due                                                                     $0.00
      (ii) Subordinate Note Interest T-Bill Carryover Paid                                                                   $0.00
      (iii) Subordinate Note Interest T-Bill Carryover Shortfall (i-ii)                                                      $0.00
(L) Servicing Fee Shortfalls
      (i) Servicing Fee Shortfall Due (V(F)+III(E))                                                                          $0.00
      (ii) Servicing Fee Shortfall Paid                                                                                      $0.00
      (iii) Unpaid Servicing Fee Shortfall (i-ii)                                                                            $0.00

USA GROUP SECONDARY MARKET SERVICES, INC.
SMS Student Loan Trust 1998-A
QUARTERLY SERVICING REPORT
Interest Period May 26, 1998 through July 27, 1998 Collection Period May 1, 1998 through June 30, 1998

RECONCILIATION OF BALANCES AND ADDITIONAL REPORTING REQUIREMENTS

RECONCILIATION OF RESERVE ACCOUNT
(A) Beginning Account Balance (II(N))                                                                              $1,512,500.00
(B) Draw Due to Insufficient Funds (A(M)                                                                                   $0.00

(C) Required Account Balance                                                                                       $1,512,500.00
(D) Account Deposit/(Release)                                                                                              $0.00
(E) Ending Account Balance (E(A-B+D))                                                                              $1,512,500.00

RECONCILIATION OF COLLATERAL REINVESTMENT ACCOUNT
(A) Beginning Account Balance (II(O))                                                                                      $0.00
(B) Deposit from Collection Account (VIII(G))                                                                     $10,915,665.97
(C) Deposit from Reserve Fund Release   (Deposit can be made only prior to Parity, during Revolving Period)        $5,143,529.41
(D) Draw for Accrued Interest (VIII(H))                                                                            $1,487,611.40
(E) Draw for New Loans (VII(B)(i+ii))                                                                                      $0.00
(F) Draw for Serial Loans (VII(C)(i+ii))                                                                           $4,614,173.86
(G) Draw for Consolidation Loans (VII(D)(ii))                                                                        $137,489.05
(H) Transfer to Collection Account for Increase in Available Funds (A(L))                                                  $0.00
(I) Ending Account Balance (F(A+B+C-D-E-F-G-H))                                                                    $9,819,921.07

RECONCILIATION OF COLLECTIONS ACCOUNT
(A) Beginning Account Balance                                                                                      $5,914,195.67
(B) Ending Account Balance                                                                                                 $0.00

ADDITIONAL REPORTING REQUIREMENTS
(A)(i) Class A-1Notes Interest Rate                                              (3 Month LIBOR)                            5.73922%
(A)(ii) Class A-2Notes Interest Rate                                             (3 Month LIBOR)                            5.81922%
(B) Subordinate Notes Interest Rate                                              (3 Month LIBOR)                            5.96922%
(C) Cumulative New Loans This Quarter                                                                                      $0.00
(D) Cumulative Serial Loans This Quarter                                                                           $4,501,633.03
(E) Cumulative Consolidation Loans This Quarter                                                                      $137,489.05
(G) Cumulative Accrued Interest to be Capitalized This Quarter, From Collateral Reinvestment Account               $1,487,611.40
(H) Cumulative Accrued Interest to be Capitalized This Quarter, From Collections                                           $0.00
(I) Draw From Subsequent Collection Period (VIII(F))                                                                       $0.00
(J) Excess Available Funds Released to SMS                                                                                 $0.00

USA GROUP SECONDARY MARKET SERVICES, INC.
SMS Student Loan Trust 1998-A
QUARTERLY SERVICING REPORT
Interest Period May 26, 1998 through July 27, 1998 Collection Period May 1, 1998 through June 30, 1998

BOND AND POOL BALANCES AND FACTORS

BOND AND POOL BALANCES AND FACTORS

                      Beginning of Period         Activity                  End of Period
Total Bond Balance        $605,000,000.00                 $0.00            $605,000,000.00
Total Bond Factor                    1.00000000            -                      1.00000000
Pool Balance              $579,395,357.38        ($3,990,803.16)           $575,404,554.22
Pool Factor                          1.00000000           (0.0068878756)              0.99311212


                                  Class A-1                                  Class A-2                               Subordinate
                 Beginning of Period  End of Period    Beginning of Period   End of Period     Beginning of Period  End of Period
Note Balance          $150,000,000.00  $150,000,000.00     $433,650,000.00     $433,650,000.00      $21,350,000.00    $21,350,000.00
Note Factor             1.00000000000    1.00000000000       1.00000000000       1.00000000000       1.00000000000     1.00000000000
Note Shortfall                  $0.00            $0.00               $0.00               $0.00               $0.00             $0.00


USA GROUP SECONDARY MARKET SERVICES, INC.
SMS Student Loan Trust 1998-A
QUARTERLY SERVICING REPORT
Interest Period May 26, 1998 through July 27, 1998 Collection Period May 1, 1998 through June 30, 1998

REMITTANCE REPORT SUMMARY

(i) The amount of the distribution allocable to principal for the:
      (a) Class A-1 Notes                                                                    (1a)                  $0.00
      (b) Class A-2 Notes                                                                    (1b)                  $0.00
      (c) Subordinate Notes                                                                  (1c)                  $0.00

(ii) The amount of the distribution allocable to interest for the:
      (a) Class A-1 Notes (For Quarter)                                                      (2a)          $1,506,545.25
      (b) Class A-2 Notes (For Quarter)                                                      (2b)          $4,416,133.32
      (c) Subordinate Notes (For Quarter)                                                    (2c)            $223,024.98

(iii) The interest rates for the:
      (a) Class A-1 Notes (Quarterly)                                                        (3a)                   5.73922%
      (b) Class A-2 Notes (Quarterly)                                                        (3b)                   5.81922%
      (c) Subordinate Notes (Quarterly)                                                      (3c)                   5.96922%

(iv) The Pool Balance as of the close of business on the last day of the Collection Period   (4)        $ 575,404,554.22

(v) The ending aggregate outstanding principal balance for the:
      (a) Class A-1 Notes                                                                    (5a)        $150,000,000.00
      (b) Class A-2 Notes                                                                    (5b)        $433,650,000.00
      (c) Subordinate Notes                                                                  (5c)         $21,350,000.00

(vi) The ending outstanding bond factors for the:
      (a) Class A-1 Notes                                                                    (6a)                   1.00000000
      (b) Class A-2 Notes                                                                    (6b)                   1.00000000
      (c) Subordinate Notes                                                                  (6c)                   1.00000000

(vii) The amount of the Servicing Fee
      Paid for Month 1                                                                                             $0.00
      Paid for Month 2                                                                                       $242,917.47
      Paid for Month 3                                                                                       $244,123.03
      (a) Paid for the Quarter                                                               (7a)            $487,040.50
      (b) Unpaid for the Quarter                                                             (7b)                  $0.00

(viii)  The amount of the Administration Fee
      Paid for Month 1                                                                                             $0.00
      Paid for Month 2                                                                                        $23,952.02
      Paid for Month 3                                                                                        $23,975.19
      (a) Paid for the Quarter                                                               (8a)             $47,927.21
      (b) Unpaid for the Quarter                                                             (8b)                  $0.00

(ix) The amount of Monthly Consolidation Loan Rebate Fee
      Paid for Month 1                                                                                              0.00
      Paid for Month 2                                                                                        210,428.00
      Paid for Month 3                                                                                        210,329.00
      (a) Paid for the Quarter                                                               (9a)            $420,757.00

(x) The amount of aggreate Realized Losses for the Collection Period                         (10)                $150.20

USA GROUP SECONDARY MARKET SERVICES, INC.
SMS Student Loan Trust 1998-A
QUARTERLY SERVICING REPORT
Interest Period May 26, 1998 through July 27, 1998 Collection Period May 1, 1998 through June 30, 1998

PREPAYMENT HISTORY AND CPRs

      Distribution               Actual            Since Issued
          Date                Pool Balance              CPR
                   Jul-98          575,404,554                   n/a


** rate not reported during initial reporting period since moving average cannot be established





USA GROUP SECONDARY MARKET SERVICES, INC.
Administrator




/s/ Cheryl E. Watson
Senior Vice President

                          SMS STUDENT LOAN TRUST 1998-A


                              OFFICERS' CERTIFICATE



In accordance with Section 11.02 of the Indenture dated as of May 1, 1998, between SMS Student Loan Trust 1998-A, a Delaware trust (the "Issuer") and BANKERS TRUST COMPANY, a New York banking corporation, as trustee and not in its individual capacity (the " Indenture Trustee")(such Indenture hereinafter referred to as the "Indenture"), the undersigned, in their official capacities as Authorized Officers, on behalf of the Administrator and for purposes of the certificate required of the Issuer under Section 11.01 (b)(v) of the Indenture, hereby certify that (i) all dispositions of Collateral described in clauses (A) and (B) of Section 11.01 (b)(v) of the Indenture that occurred during the immediately preceding three calendar months were in the ordinary course of the Issuer's business and (ii) the proceeds thereof were applied in accordance with the Basic Documents.

Terms used herein and not specifically herein defined shall have the meaning ascribed to them in the Indenture.


In witness whereof, the undersigned have signed their names on behalf of the Administrator on July 23, 1998.


USA GROUP SECONDARY MARKET SERVICES, INC.
Administrator


/s/ Cheryl E. Watson              /s/  Stephen W. Clinton
--------------------------------  ----------------------------------------------
Cheryl E. Watson                  Stephen W. Clinton
Senior Vice President             Chairman, President and CEO

                          SMS STUDENT LOAN TRUST 1998-A

                                    ADDENDUM

Neither the Issuer nor the Administrator believe that the financial statements of the guarantors of the Financed Student Loans are material. However, Noteholders have the right to receive a copy of such financial statements of the guarantors upon written request. Send written request:

if to United Student Aid Funds, Inc.

                         United Student Aid Funds, Inc.
                         P.O. Box 7039
                         Indianapolis, IN 46207-7039
                         Attention: Carol Webber



if to Iowa College Student Aid Commission

                         Iowa College Student Aid Commission
                         200 10th Street, 4th Floor
                         Des Moines, IA 50309-3609
                         Attention: Gary W. Nichols

                          SMS STUDENT LOAN TRUST 1998-A

                           ADMINISTRATOR'S CERTIFICATE

In accordance with Section 2(g) of the Administration Agreement dated as of May 1, 1998, among SMS STUDENT LOAN TRUST 1998-A, a Delaware trust (the "Issuer"), USA GROUP SECONDARY MARKET SERVICES, INC., a Delaware corporation, as administrator (the "Administrator"), and BANKERS TRUST COMPANY, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee (the "Indenture Trustee"), the undersigned, in their official capacities as Authorized Officers, on behalf of the Administrator, hereby certify the following statement to Noteholders:


Quarterly Payment Date:       July 28, 1998

Amount of principal being paid or distributed:

Class A-1                 $0.00*        $0.00*  per $1,000 original principal
                          -----         -----
amount of Notes

Class A-2                 $0.00*        $0.00*  per $1,000 original principal
                          -----         -----
amount of Notes

Subordinate               $0.00*        $0.00*  per $1,000 original principal
                          -----         -----   amount of Notes

------------
* Portion of each sum amount attributable to Reserve Account Excess:     $0.00
                                                                         -----

Amount of interest being paid or distributed:

Class A-1          $1,506,545.25        $10.04  per $1,000 original principal
                   -------------        ------
                                                amount of Notes

Class A-2          $4,416,133.32        $10.18  per $1,000 original principal
                   -------------        ------
                                                amount of Notes

Subordinate          $223,024.98        $10.45  per $1,000 original principal
                     -----------        ------
                                                amount of Notes

(iii) Amount of Senior Noteholders' Interest Basis Carryover being paid or distributed (if any) and amount remaining (if any):

 (a)   Distributed:      $0.00         $0.00    per $1,000 original principal
                         -----         -----
                                                amount of Notes

 (b)   Balance:          $0.00         $0.00    per $1,000 original principal
                         -----         -----
                                                amount of Notes

(iv) Amount of Subordinate Noteholders' Interest Basis Carryover being paid or distributed (if any) and amount remaining (if any):

 (a)   Distributed:      $0.00         $0.00    per $1,000 original principal
                         -----         -----
                                                amount of Notes

 (b)   Balance:          $0.00         $0.00    per $1,000 original principal
                         -----         -----
                                                amount of Notes

(v)  Pool  Balance  at  end  of  related  Collection   Period:   $575,404,554.22
                                                                 ---------------

(vi) After giving effect to distributions on this Quarterly Payment Date:

 (a)  (1)   outstanding principal amount of Class A-1 Notes:    $150,000,000.00
                                                                ---------------

      (2)   Class A-1 Note Pool Factor:                                  1.00000
                                                                         -------

 (a)  (1)   outstanding principal amount of Class A-2 Notes:    $433,650,000.00
                                                                ---------------

      (2)   Class A-2 Note Pool Factor:                                  1.00000
                                                                         -------

 (c)  (1)   outstanding principal amount of Subordinate Notes:   $21,350,000.00
                                                                 --------------

      (2)   Subordinate Note Pool Factor:                                1.00000
                                                                         -------

      (vii)  Applicable Note Rate:

      In general:

      (1)                    Three-month  LIBOR  for the LIBOR
                             Reset  Period  since the previous
                             Quarterly    Payment   Date   was
                             5.69922%

      (2) the Adjusted Student Loan Rate for such Quarterly Interest Period was 6.29436%

          Class (basedtonRLIBOR rate)                        5.73922%

          Class A-2 Note Rate      (based on LIBOR rate)     5.81922%
                                                             --------
          Subord(basedNoneLIBOR:rate)                        5.96922%

(viii) Amount of Servicing Fee for related Collection Period including a breakdown of the components of the Servicing Fee attributable to each of the items specified in clauses II (i) through (ix) of Section 3.06 of the Servicing Agreement and the amount of any Servicing Fee Shortfall for such Quarterly Payment Date and for each Monthly Payment Date following the immediately preceding Quarterly Payment Date:
                                   $487,040.50

(ix)   Amount of Administration Fee for related Collection Period:    $47,927.21
                                                                      ----------
                 $0.08 per $1,000 original principal amount of Notes
                 -----

(x)    the Trust Swap Payment Amount paid to the Swap Counterparty on such
       Quarterly Payment Date:                                        $91,605.66
                                                                      ----------

       the amount of any Net Trust Swap Payment Carryover Shortfall for such
       Quarterly Payment Date:                                          $0.00
                                                                        -----

       the Trust Swap Receipt Amount paid to the Trust on such Quarterly
       Payment Date:                                                    $0.00
                                                                        -----

       the Net Trust Swap Receipt Carryover Shortfall for such Quarterly
       Payment Date:                                                    $0.00
                                                                        -----

(xi) the Subordinate  Note Insurance Policy Premium paid to the Subordinate Note
Insurer on such Quarterly Payment Date:                                 $0.00
                                                                        -----
the amount of any overdue Subordinate Note Insurance Policy Premiums for such
Quarterly Payment Date:                                                 $0.00
                                                                        -----
(xii) Aggregate amount of Realized  Lossess (if any) for the related  Collection
Period:
                                                                        $0.00
                                                                        -----
(xiii) Financed Student Loans delinquent at end of related Collection period 14,480 ; number of delinquent loans
               ------
       $64,377,600.36   aggregate unpaid principal balance of delinquent loans
       --------------

(xiv) Withdrawal from Reserve Account on related Quarterly Payment Date (other than Reserve Account Excess) $0.00n any Monthly Payment Date since the preceding Quarterly Payment Date (list each withdrawal separately): $0.00
                                                                         -----

Purpose n/a

Reserve Account Excess on related Quarterly Payment Date          $5,143,529.41
                                                                  -------------

Principal balance of Notes to be paid to reach Parity Date       $29,595,445.78
                                                                 --------------

(xv) the amount of any Insured Payment being made to the Subordinate Noteholders on such Quarterly Payment $0.00
                                                                         -----

(xvi)  Deposits to Collateral Reinvestment Account during related
 Collection Period:                                              $10,915,665.97
                                                                 --------------

 Amount to be deposited on related Quarterly Payment Date:       $5,143,529.41
                                                                 -------------

 Withdrawal from Collateral Reinvestment Account during related
 Collection Period:                                              $6,239,274.31
                                                                 -------------

 Amount in the Reserve Account (after giving effect to (xiv)):   $1,512,500.00
                                                                 -------------

(xvii) Amount in the Collateral Reinvestment Account
(after giving effect to (xvi)):                                  $9,819,921.07
                                                                 -------------

 (xviii)Consolidation Loans:

                      17 Loans with aggregate  principal  balance of $137,489.05
             were  originated  during  related   Collection  Period  $137,489.05
             withdrawal from Collateral Reinvestment Account to
                          fund the origination of Consolidation Loans during related Collection Period.

 (xviv) Add-on Consolidation Loans:
                  0 loans with aggregate  principal  balance of $0.00 were added
              to  the   principal   balance  of  a   Consolidation   Loan  $0.00
              withdrawalfrom Collateral Reinvestment Account to fund the addition of the principal balances of Add-on Consolidation Loans during the related Collection Period

 (xx)   Serial Loans:
                   1207  loans
          $4,501,633.03  aggregate principal balance
            $112,540.83  (portion  represented by Purchase Premium Amounts) were purchased during the related Collection Period.

 (xxi)  New Loans:
                       0 loans
                   $0.00 aggregate principal balance
                   $0.00 (portion represented by Purchase Premium Amounts) were purchased during the related Collection Period.

(xxii) Financed Student Loans in the following categories as of the end of the related Collection Period:


                                                  Weighted Average        Number of                         Principal
                                                   Interest Rate            Loans                            Balance
                                                 -------------------  ------------------              ----------------------
            Status Type:
            In-School                                        7.74%           2,944                          $7,871,974.71
            Grace                                            7.74%           5,514                         $15,110,647.77
            Repayment                                        8.57%          80,698                        $361,929,863.00
            Forbearance                                      8.61%          14,167                         $92,383,567.83
            Deferment                                        8.25%           7,402                         $33,730,900.55
            Delinquencies                                    8.58%          14,480                         $64,377,600.36
            Claims Filed Awaiting Payment                    0.00%               0                                  $0.00
                                                                                                                    -----
                                                                      ------------------
                                                             8.52%         125,205                        $575,404,554.22

            Delinquencies:
            30-60 Days                                       8.62%           5,737                         $25,839,312.27
            61-90 Days                                       8.55%           3,658                         $16,223,592.10
            91-120 Days                                      8.52%           2,423                         $11,334,881.62
            More than 120 Days Delinquent                    8.56%           2,662                         $10,979,814.37
            Claims Filed Awaiting Payment                    0.00%               0                                  $0.00
                                                                      ------------------              ----------------------
                                                             8.52%          14,480                         $64,377,600.36

            Loan Type:
            Stafford Loans                                   8.17%          92,022                        $250,858,462.18
            SLS Loans                                        9.05%           1,731                          $4,716,400.10
            PLUS Loans                                       8.99%          15,894                         $62,837,229.03
            Consolidation Loans                              8.75%          15,558                        $256,992,462.91
                                                                      ------------------              ----------------------
                                                             8.52%         125,205                        $575,404,554.22

            School Type:
            Traditional                                      8.57%          73,072                        $446,032,582.92
            Vocational/Proprietary                           8.37%          52,133                        $129,371,971.30
                                                                      ------------------              ----------------------
                                                             8.52%         125,205                        $575,404,554.22



In witness whereof, the undersigned have signed their names on behalf of the Corporation on July 23, 1998

USA GROUP SECONDARY MARKET SERVICES, INC.
Administrator



/s/ Cheryl E. Watson              /s/ Stephen W. Clinton
-------------------------------   ------------------------------------
Cheryl E. Watson                  Stephen W. Clinton
Senior Vice President             Chairman, President and CEO